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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2002

                              ROBBINS & MYERS, INC.
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             (Exact name of Registrant as specified in its charter)

              Ohio                          0-288                31-0424220
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(State or other jurisdiction of          (Commission             (IRS Employer
incorporation or organization)           File Number)       Identification No.)


  1400 Kettering Tower, Dayton, OH                                  45423
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(Address of principal executive offices)                          (Zip code)

                                  937-222-2610
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               (Registrant's telephone number including area code)

                                 Not applicable
                                 --------------
         (Former name and former address, if changed since last report)














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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 16, 2002, Robbins & Myers, Inc. issued the following press release:


                ROBBINS & MYERS ANNOUNCES WEAK ECONOMIC RECOVERY
                        WILL IMPACT FISCAL YEAR EARNINGS



DAYTON, OHIO, August 16, 2002 . . . Robbins & Myers, Inc. today announced that fiscal year-end results will be impacted by the lack of any meaningful economic recovery. The Company anticipates diluted earnings per share for the fiscal year ending August 31, 2002 will be in the $1.15 to $1.18 range.

Gerald L. Connelly, President and Chief Executive Officer of Robbins & Myers, Inc., said, "Our expectations earlier this year were based on improving economic indicators which have declined in our fourth fiscal quarter. The energy market drivers have remained stagnant, and deteriorating conditions in the industrial segment and the fine chemicals portion of the pharmaceutical segment, cause us to adjust our earnings guidance at this time."

Connelly continued, "Looking forward, Robbins & Myers is well leveraged for solid earnings improvement as sales volumes return with strengthening global economies."

Robbins & Myers, Inc. is a leading global supplier of highly engineered application-critical equipment and systems for the pharmaceutical, energy, and industrial markets. Headquartered in Dayton, Ohio the Company has manufacturing facilities in the United States, Canada, Europe, Brazil, Mexico, Singapore, Venezuela, Australia, China, India, and Taiwan.

In addition to historical information, this release contains forward-looking statements, identified by use of words such as "expects," "anticipates," "estimates," and similar expressions. These statements reflect the Company's expectations at the time this release was issued. Actual events and results may differ materially from those described in the forward-looking statements. Among the factors that could cause material differences are a significant decline in capital expenditures in specialty chemical and pharmaceutical industries, a major decline in oil and natural gas prices, foreign exchange rate fluctuations, continued availability of acceptable acquisition candidates and general economic conditions that can affect demand in the process industries. The Company undertakes no obligation to update or revise any forward-looking statement.

The Company's common stock trades on the New York Stock Exchange under the symbol RBN.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Robbins & Myers, Inc.

Date:  August 19, 2002            By:/s/ Kevin J. Brown
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                                  Kevin J. Brown
                                  Vice President and Chief Financial Officer